Investor Presentation
NANETS 2026 Presentation

Bamzireotide navoxetan :
Emerging Best-in-Class Potential in SSTR2+ NETs

November 5, 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company’s preclinical and clinical development plans and the expected timing thereof, including the design, initiation, enrollment and timing of and regulatory feedback relating to a potential registrational Phase 3 trial of [^{212}Pb]VMT-α-NET; the Company’s belief that [^{212}Pb]VMT-α-NET biological, clinical, and therapeutic-index data support testing in a potential registrational Phase 3 trial; [^{212}Pb]VMT-α-NET’s potential best-in-class profile; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, meetings, submissions and approvals, including a planned End-of-Phase 2 meeting with the FDA; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not agree with the Company’s proposed Phase 3 dose and regimen, patient population, imaging-based selection criteria, control arm or statistical design, or may require additional data before a registrational trial may be initiated; the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s ability to obtain additional funding to support its clinical development programs; the availability of alternative treatments; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; whether the Company can maintain its therapeutic isotope supply; the Company’s ability to maintain and enforce its intellectual property rights; and any changes in applicable laws and regulations. Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Phase 1/2a data in this presentation are interim, investigator-assessed and subject to change. Analyses of GEP-NET patients with SSTR2 expression in all target lesions are retrospective and exploratory and may not be predictive of future results. No head-to-head studies have been conducted between [^{212}Pb]VMT-α-NET and other products; cross-trial comparisons should be interpreted with caution.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

PERSPECTIVE® THERAPEUTICS

GEP-NETs Next Opportunity is for Deeper and More Durable Disease Control

WHERE PATIENTS ARE TODAY

1L SSA backbone
Octreotide / lanreotide

PROGRESSION

Post-SSA options
Lutathera • Everolimus • Sunitinib (pNET) • Cabozantinib • non-approved (e.g. CAPTEM)

Treatment selection and sequencing vary by tumor origin, biology and disease pattern

NETTER-1: THE REGISTRABLE BENCHMARK

PFS was the primary endpoint

~65%[1]
PFS at 18 months in U.S. label

HR 0.21
vs high-dose octreotide

13% ORR in U.S. label
Strong disease control, but objective shrinkage remains uncommon.

Population	Progressive, well-differentiated SSTR+ midgut NET
Safety watch	Marrow, renal and long-term MDS/leukemia risk

NETTER-1 proved that PRRT can change the natural history of disease

BAMZIREOTIDE NAVOXETAN: EMERGING BEST IN CLASS PROFILE[4]

Strong data in GEP-NET patients

1. **Durable Disease Response[3]**
   75% Progression Free Survival at 18 months across cohorts 1, 2, and 3 (SSTR2+)[3]

2. **Robust Tumor Response[2,3]**
   37% ORR (C2) **47%** ORR (C3)

3. **Low incidence of high-grade TEAEs**
   0 DLTs or Gr 4,5 TEAEs
   Acceptable renal tolerability, with ongoing follow-up

[1]The approximately 65% PFS estimate at 18 months reflects a visual reading of the displayed NETTER-1 Kaplan–Meier curve. This rounded approximation is subject to graph-reading error and does not represent a reanalysis of patient-level data. The underlying Kaplan–Meier estimate accounts for censoring and should not be interpreted as a simple percentage of enrolled patients. U.S. Food and Drug Administration. LUTATHERA (lutetium Lu 177 dotatate) injection (prescribing information). 2024. Available from: https://www.accessdata.fda.gov/drugsatfda_docs/label/2024/208700Orig1s032lbl.pdf. Accessed October 20, 2026.
[2]ORR by investigator per RECIST v1.1. Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions in Study VMT-α-NET-T101 (NCT05636618). VMT-α-NET data in this presentation reflects DCO of 10 Sep 2026. [3]Among patients who received at least one treatment. [4]For class overview and sources, see slide "Radioligand Therapy Trials in SSTR2+ GEP-NETs".
DLT, dose-limiting toxicity; PFS, progression-free survival; TEAE, treatment-emergent adverse event, occurring during the TEAE Window: First [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.

PERSPECTIVE THERAPEUTICS

Bamzireotide Navoxetan Addresses a Large SSTR2+ Population

~250K | ~12K

People living with NETs in the U.S.[1]
And newly diagnosed annual in the U.S.[2]

90%

of GEP-NETs express SSTR2[3]

37% - 47%

ORR in GEP-NET patients with SSTR2 expression in all target lesions[4]

75%

Progression Free Survival at 18 months in SSTR2+ GEP-NET patients across cohorts 1, 2, and 3[4]

Room for a Next-Generation Alpha RLT

- ^{212}Pb alpha payload: high-energy, short-range radiation with ~80% of dose delivered within 24 hours
- Favorable risk / benefit profile displayed with bamzireotide navoxetan in ongoing Phase 1/2 study
- Targeting End-of-Phase 2 meeting in 1Q 2027

[1]Dasari A et al. JAMA Netw Open 2025;8:e2515798. [2]Wu P et al. Endocr Connect 2023;12:e230331. [3]Maratta MG et al. Cancers 2025;17:1937.
[4]VMT-α-NET data reflects DCO of 10 Sep 2026. Among patients who received at least one treatment. Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions in Study VMT-α-NET-T101 (NCT05636618)
For class overview and sources, see slide "Radioligand Therapy Trials in SSTR2+ GEP-NETs".
ORR=Objective Response Rate; PFS: Progression Free Survival

Phase 1/2a is Defining a Broad Therapeutic Window Across Multiple Doses

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients


Cohort 1
2.5 mCi x 4 (=10 mCi)
n = 2
Median follow up
128 (123-133) weeks
Cohort 2
5.0 mCi x 4 (=20 mCi)
n = 46
Median follow up
76 (6-124) weeks
Median follow up
34 (11-59) weeks
Cohort 3
6.0 mCi x 4 (=24 mCi)
n = 20
Cohort 4 Frontloading
6/5/5/4 mCi (=20 mCi)
n = 20
Enrolling
Tumors assessed by RECIST criteria

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618.
Cohort 3 data are preliminary (dose exploration); patients <60 kg received 100 µCi/kg. Cohort 4 results are not presented.

Bamzireotide navoxetan is being evaluated in a broader, less selected SSTR2 population

Three phase 3 PRRT benchmarks used distinct populations; Bamzireotide navoxetan combines progressive disease with broader biology and SSTR2 heterogeneity

	PROGRESSIVE | SELECTED	EARLY-LINE | SELECTED	PROGRESSIVE | SELECTED	PROGRESSIVE | BROADER
	NETTER-1[1,2] Ph3 Registered	**NETTER-2[3]** EU application withdrawn	**COMPETE[4]** NDA received CRL; CMC related	**Bamzireotide navoxetan** Ph1/2
SETTING	Progressive on SSA	Newly diagnosed; progression not required	Advanced, progressive disease	Progressive disease
BIOLOGY	G1 / G2 • midgut only	Higher-G2 / G3 • GI + pancreatic	G1 / G2 • GI (non-functional)+ pancreatic	G1 / G2 / G3 • broader site mix
PRIOR SSA	100%	~19%	First or later line; prior-treatment mix	85%
SSTR STATUS	**100% target lesions SSTR+**	**100% target lesions SSTR+**	**100% target lesions SSTR+**	**84% GEP-NET & all target lesions SSTR+**
	Established disease; favorable targetability	**Earlier disease; largely treatment-naïve**	**Lower-grade, progressive disease**	**Prior treatment + greater SSTR2 heterogeneity**

Bamzireotide navoxetan combines patients with progressive disease, broader G1-G3 biology, prior treatment and less-uniform SSTR2 targetability: Cross-trial efficacy is not like-for-like

[1]LUTATHERA® USPI; [2]Strosberg J et al. NEJM 2017; [3]Singh S et al. Lancet 2024, [4]Lancet 2026 (COMPETE);
No head-to-head studies have been conducted; given different designs and methods, cross-trial comparisons cannot be made.

Robust Disease Control and Encouraging Objective Responses Observed Across Cohorts 2 and 3

Objective Responses (PR + uPR) in Cohort 2 (33%) and Cohort 3 (50%), with disease control in ≥89% of patients in each cohort

Best overall response by cohort

	Cohort 1 N=2 (%)	Cohort 2 N=46 (%)	Cohort 3 N=20 (%)
Disease control	**2** *(100)*	**41** *(89.1)*	**19** *(95.0)*
ORR	0	**15** (32.6)	**10** *(50.0)*
Confirmed PR	0	14 (30.4)	6 (30.0)
Unconfirmed PR	0	1 (2.2)	4 (20.0)
Stable disease	2 (100)	26 (56.5)	9 (45.0)
Progressive disease	0	5 (10.9)	1 (5.0)
DC GEP-NET SSTR2+	**2/2** *(100)*	**35/38** *(92.1)*	**17/17** *(100)*
ORR GEP-NET SSTR2+	**0/2** *(0.0)*	**14/38** *(36.8)*	**8/17** *(47.1)*

Disease control = CR/PR/SD.



50%
25%
0%
-25%
-50%
-75%
Dose Level
Cohort 1
Cohort 2
Cohort 3

* = Not GEP-NET or ≥1 non-SSTR2 target lesion

GEP-NET SSTR2+ = SSTR2 expression in all target lesions.
All treated patients; Investigator-assessed RECIST v1.1; ORR = confirmed or unconfirmed CR/PR. Waterfall: 67 patients with a post-baseline measurement.
CR, complete response; GEP-NET, gastroenteropancreatic neuroendocrine tumor; ORR, objective response rate; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease; SSTR2+, somatostatin receptor subtype 2–positive; uPR, unconfirmed partial response.

Serial Tumor Assessments Support Sustained Antitumor Activity

SSTR2+ GEP-NET patients: Durable ongoing disease control

Cohort 2, subjects who received at least 1 dose


75
50
25
0
-25
-50
-75
Percent Change from Baseline (%)
0
20
40
60
80
100
Study Week
Cohort 2 (N=46)
GEP-NET, SSTR2+ in all target lesions (N=38)
Other (N=8)

Cohort 3, subjects who received at least 1 dose


75
50
25
0
-25
-50
-75
Percent Change from Baseline (%)
0
20
40
60
80
100
Study Week
Cohort 3 (N=20)
GEP-NET, SSTR2+ in all target lesions (N=17)
Other (N=3)

SSTR2+ GEP-NET = GEP-NET with SSTR2 expression in all target lesions. Represents DCO 10 Sep 2026. Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively. Data reflects patients who received at least one dose, with follow-up ongoing.

PD, progressive disease; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease.

PERSPECTIVE THERAPEUTICS

Durable Ongoing Disease Control



Cohorts 1–3, All subjects receiving at least 1 dose (N=68)
Cohort 1
Cohort 2
Cohort 3
Not GEP-NET or ≥1 non-SSTR2 target lesion
First Response
Confirmed PR
Disease progression
Death
0
20
40
60
80
100
Study Week

Darker segment of each bar represents treatment period. Lighter segment represents time on study post the treatment period. Data reflects patients who received at least one dose, with follow-up ongoing.
Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively.
PD, progressive disease; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease.
*Confirmed PR observed on 21 Aug 2026; not entered in the EDC until 13 Oct 2026.

Durable Ongoing Disease Control



Cohorts 1–3, All subjects receiving at least 1 dose (N=68)
Cohort 1
Cohort 2
Cohort 3
First Response
Confirmed PR
Disease progression
Death
*
0
20
40
60
80
100
Study Week

Darker segment of each bar represents treatment period. Lighter segment represents time on study post the treatment period. Data reflects patients who received at least one dose, with follow-up ongoing.
Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively.
PD, progressive disease; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease.
*Confirmed PR observed on 21 Aug 2026; not entered in the EDC until 13 Oct 2026.

PERSPECTIVE® THERAPEUTICS

Maturing PFS Supports Translation into Durable Clinical Benefit

Across SSTR2+ GEP-NET patients in Cohort 1-3 (N=57)[1]

The Kaplan-Meier estimate of investigator-assessed PFS at 18 months was 75.1%

Cohort 2

89.5% PFS at 6 months	76.1% PFS at 12 months	73.2% PFS at 18 months

Kaplan-Meier estimate of PFS

PFS by cohort – GEP-NET, SSTR2+ in all target lesions (N=57)



Survival Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
78.1%
76.1%
73.2%
17 38 2
16 35 2
6 30 2
0 20 2
6 2
0
5
10
15
20
Time from Treatment Start (Months)
Cohort 1
Cohort 2
Cohort 3
+ Censored

Landmark PFS rate, % – GEP-NET, SSTR2+ in all target lesions[1]

	Cohort 1 (N=2)	Cohort 2 (N=38)	Cohort 3 (N=17)	Cohorts 1–3 (N=57)
6 months	100	89.5	93.8	**91.2**
12 months	100	76.1	78.1‡	**77.8**
18 months	100	73.2	NE	**75.1**
At risk, 6 / 12 / 18 mo	2 / 2 / 2	34 / 27 / 13	11 / 1 / 0	47 / 30 / 15
PFS events, n (%)	0	11 (28.9)	2 (11.8)	13 (22.8)

‡1 patient at risk at the landmark. NE, not estimable (no patient at risk).

[1]Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions in Study VMT-α-NET-T101 (NCT05636618)
Investigator-assessed RECIST v1.1; Kaplan-Meier estimates with log-log 95% CI. Cohort 3 is preliminary dose-exploration data. Curves are truncated at 20 months, where few patients remain at risk. One Cohort 2 PFS event occurred after 20 months. Data reflects patients who received at least one dose, with follow-up ongoing.
CI, confidence interval; ITT, intention-to-treat; mo, months; NE, not estimable; PFS, progression-free survival; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1.

PERSPECTIVE THERAPEUTICS

Favorable Ongoing Safety Profile Strengthens the Therapeutic-Index Thesis

Most common TEAEs (≥15%), % of patients


Alopecia
Nausea
Fatigue
Diarrhoea
Abdominal pain
Lymphocyte count decreased
Hypertension
Constipation
Back pain
Anaemia
0%
20%
40%
60%
80%
Grade 3
Grade 2
Grade 1

Safety analysis set: Cohorts 1–3 (N = 68)

- **No DLTs in DLT-evaluable patients**
- **No TEAEs leading to treatment discontinuation**
- **TEAEs mostly Grade 1–2; Grade 3 in 20 (29.4%); no Grade 4/5**
- **Renal tolerability remained acceptable**
- **No dysphagia**
- **No clinically significant myelosuppression**

All treated patients in cohort 1 to 3 (n = 68), data cut-off 10 Sep 2026. Maximum grade per patient and term. DLT, dose-limiting toxicity; SAE, serious adverse event; TEAE, treatment-emergent adverse event. SAEs and TEAs reported, as per protocol, occurring during the TEAE Window: First [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier, unless otherwise noted.

PERSPECTIVE® THERAPEUTICS

Renal Monitoring Shows No Clear Evidence of Broad Toxicity Signal


Serum creatinine (mg/dL) – Cohorts 1, 2 and 3[1]
Creatinine (mg/dL)
0
1
2
3
4
5
Baseline
(n=68)
Worst
(n=68)
Last
(n=68)

Grade 3 renal events were rare (2/68 patients) during ongoing study follow up, possibly not drug related[1]

- Both occurred in patients during study follow up.
- **One patient with** AKI 756 days after the last dose. Investigator-assessed as possibly treatment-related. Ongoing.
- **One patient with** AKI starting 255 days after the last dose. Investigator-assessed as unlikely treatment-related. Resolved.


Serum creatinine Cohorts 1, 2 and 3[1]
Creatinine (mg/dL)
0
1
2
3
4
5
0
10
20
30
40
50
60
70
80
90
100
110
120
130
Study Week

[1]One additional patient with creatinine levels greater than 2 mg/dL was reported; this occurred during the course of subsequent therapy after disease progression.
All treated patients in Cohorts 1–3 (n=68), data cut-off 10 Sep 2026. Box = interquartile range; line = median; × = mean; whiskers = values within 1.5 × IQR; points = outliers.
TEAE window: first [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.

PERSPECTIVE® THERAPEUTICS

Bamzireotide navoxetan is showing a differentiated early safety profile in GEP-NET

No evidence of excess renal or marrow toxicity to date relative to known SSTR2-RLT benchmarks

Bamzireotide navoxetan

No major treatment-limiting safety signals observed to date

0 Dose-limiting toxicities	**0** Grade 4/5 TEAEs
0 Treatment-related SAEs	**0** AE-related discontinuations

Observed events remain limited

Renal 2 Grade 3 AKI events / 68 treated patients **Marrow** G3 lymphopenia 7.4% | anemia 0%

How VMT-α-NET safety profile compares across the RLT landscape

VMT-α-NET has not shown a distinctive renal, marrow, discontinuation or organ-specific liability to date.[1]

VMT-α-NET[2]	PROMISING	**No differentiated liability observed** Limited renal and marrow burden; no AE-related discontinuations.
SELECTED α-RLT PEERS[3]	WATCH	**Program-specific liabilities observed** Renal, cytopenia or distinctive organ findings have emerged.
ESTABLISHED ^{177}Lu	KNOWN	**Known, monitored class risks** Renal, marrow and late-event monitoring remains important.

[1] For class overview and sources, see slide "Radioligand Therapy Trials in SSTR2+ GEP-NETs".
[2] Two Grade 3 AKI events among 68 treated patients: one possibly treatment-related and one considered unlikely related. Both during study follow-up (756 / 255 days after last dose). One patient with creatinine levels greater than 2 mg/dL was reported; this occurred during the course of subsequent therapy after disease progression.
[3] RYZ101, AlphaMedix. Dataset was small and enrolled patients previously treated with ^{177}Lu-SSA. VMT-α-NET Phase 1/2a data are interim; long-term renal and marrow surveillance is ongoing.

PERSPECTIVE® THERAPEUTICS

Three dimensions provide a strong foundation for a registrational study

Strong biological, clinical and therapeutic-index data strengthen our confidence to test translation of this effect in a controlled Phase 3 study.

01

BIOLOGICAL[1, 2]

37% | 47%

ORR in Cohorts 2 and 3

Reproducible responses across two active dose cohorts support a credible pharmacologic effect.

02

CLINICAL[1,2]

75% @ 18mo

PFS at 18 months

Maturing PFS estimates support the potential for sustained clinical benefit

03

THERAPEUTIC-INDEX

0 DLTs, 0 Gr 4/5

DLTs, Grade 4/5 TEAEs or AE-related discontinuations

Robust activity together with the tolerability findings observed to date strengthens the benefit-risk rationale for Phase 3 evaluation

REGISTRATION THESIS

The Phase 1/2a findings demonstrate encouraging activity, evolving durability, and a favorable tolerability profile observed to date, providing a strong foundation for Phase 3 evaluation of clinically meaningful PFS benefit[3].

Phase 3 is intended to confirm and quantify the encouraging clinical signal in a controlled registrational setting.

Final Ph3 design and investment guidance will follow EOP2, when the regulatory and operational variables that drive trial size, timing and cost are sufficiently resolved.

[1] Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions in Study VMT-α-NET-T101 (NCT05636618) in Cohorts 2 and 3, respectively.
[2] VMT-α-NET data reflects DCO of 10 Sep 2026. Among patients who received at least one treatment.
[3] Subject to on-going discussion and EOP2 meeting with FDA
For class overview and sources, see slide “Radioligand Therapy Trials in SSTR2+ GEP-NETs”.

PERSPECTIVE® THERAPEUTICS

Appendix

NYSE AMERICAN: CATX

Radioligand Therapy Trials in SSTR2+ GEP-NETs

	^{177}Lu-DOTATATE	^{177}Lu-edotreotide	^{212}Pb-DOTAMTATE	^{225}Ac-DOTATATE	^{212}Pb-bamzireotide navoxetan
Study	NETTER-1[1],[2] · Randomized 2:1 vs high-dose octreotide · N=229	COMPETE[6] · Randomized 2:1 vs everolimus · N=309	Phase II[7] · Single arm · N=35	ACTION-1 Phase Ib[8] · Single arm · N=17	T101 Phase 1/2a[9], Cohort 1-3[10], N=68
Status	Supported registration	CRL August 2026	No subsequent study initiated	Phase III portion ongoing	NA
Dose (administered)	200 mCi × 4 q8w	200 mCi × 4 q3mo	67.6 µCi/kg × 4 q8w	3.2 µCi/kg × 4 q8w	2.5, 5.0, 6.0 mCi x 4 q8w
Prior PRRT	0%	0%	0%	100%	0%
Histology (G1/G2/G3)	G1 66% / G2 35% / 0%	G1 21–28% / G2 72–79% / G3 0%	G1 23% / G2 66% / Other 11%	G1 47% / G2 53% / G3 0	G1 22% / G2 65% / G3 13%
Median PFS	28.4 vs 8.5 months[3]	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI 12–NE)	72% at 18 months
ORR	13% vs 4%	21.9% vs 4.2%	60%	29.4% confirmed	33%, 50% (C2, C3, n=66)
Grade ≥3	Not explicitly stated	TEAE: 48%	TEAE 54%	TEAE 53%	TEAE: G3 29%
Any Grade AEs → treatment discontinuations	13% (per label) 4 due to hematologic toxicity 5 due to renal related event	6%	3%	0%	0%
Any Grade AEs → treatment modification or interruptions	6% dose reduction	11%	Not disclosed	24%	1 interruption, 1 reduction
Renal (All / G ≥ 3) (*Timeframe beyond treatment period)	Renal failure: 13% / 3% *G≥3 nephrotoxicity AE: 5%	*Renal & urinary disorders 15% / 1%	*Renal events: 37% / 17% *Creatinine ↑: 9% / 3%	Creatinine clearance decreased 35% / 12%	*Renal G3: 3%
Heme (All / G ≥ 3) (*Timeframe beyond treatment period)	Lymphopenia: 90% / 44% Anaemia: 81% / 0% Leukopenia: 55/% 2% Thrombocytopenia: 53% / 1% Neutropenia: 26% / 3%	*Lymphopenia: 18% / 6% *Anaemia: 16% / 5% *Thrombocytopenia: 15% / 1% *Neutropenia: 7% / 2% MDS: 1 case	Lymphopenia: 31% /26%	Lymphocyte count ↓: 35% / 18% Anemia: 59% / 18%	Lymphocyte count ↓: 22%/7% Anaemia: 16%/ 0%
Other			Dysphagia treated with Botox injection or minimally invasive surgery		NA

[1]LUTATHERA® USPI; [2]Strosberg J et al. NEJM 2017; [3]NANETS 2021; [4]Lancet 2026 (COMPETE); [5]ESMO 2025; [6]ASCO 2024; [7]ESMO 2026. [8]ASCO 2024; [9] ESMO 2026 ; [10]Among patients who received at least one treatment
No head-to-head studies have been conducted; given different designs and methods, cross-trial comparisons cannot be made. Safety and efficacy of investigational agents have not been established.

PERSPECTIVE® THERAPEUTICS